UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Section 14a-11 or Section 240.14a-12

United Bancshares, Inc.

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(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies.

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2) Aggregate number of securities to which transaction applies.

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[  ]  Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

1) Amount previously paid:

N/A

2) Form, Schedule or Registration Statement No.:

N/A

3) Filing Party:

N/A

4) Date filed:

N/A

REMINDER MAILING YOUR VOTE IS VERY IMPORTANT!

Dear Shareholder:

You have previously received proxy material in connection with the Annual Meeting of Shareholders of United Bancshares, Inc. to be held on Wednesday, April 26, 2006.  According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

At this meeting you are being asked, among other things, to approve amendments to the Corporation’s Articles of Incorporation to (i) classify the Board of Directors and (ii) increase the number of authorized shares of common stock, each as more fully described in the proxy statement that was previously mailed to you.  Your Board of Directors believes these proposals to be in the best interests of United Bancshares, Inc. and its shareholders and unanimously recommends you vote FOR the proposals.

WE NEED YOUR SUPPORT!  Approval of these proposals requires an affirmative vote from a two-thirds majority of the outstanding shares.  Accordingly, if you do not vote it is as if you are opposing these proposals.

You may vote following one of the following methods:

•

Call the toll-free 800# on the voting form included in this package.  This call will be cost-free.  Using your 12-digit control number located on the voting form, cast your proxy.

•

Vote over the internet at www.proxyvote.com using the 12-digit control number located on the voting form.

•

Sign the proxy and fax it to Georgeson Shareholder at 212-440-9009 prior to the meeting date.

•

Sign the proxy and mail it back in the enclosed postage-paid envelope prior to the meeting date.

Thank you in advance for your support.

/s/ Daniel W. Schutt

Daniel W. Schutt

President & Chief Executive Officer

April 7, 2006

URGENT REMINDER - YOUR VOTE IS VERY IMPORTANT

IF YOU HAVE RECENTLY MAILED YOUR PROXY,

PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

Dear Shareholder:

You have previously received proxy material in connection with the Annual Meeting of Shareholders of United Bancshares, Inc. to be held on April 26, 2006.  According to our latest records, your PROXY VOTE for this meeting HAS NOT BEEN RECEIVED.

At this meeting you are being asked, among other things, to approve amendments to the Corporation’s Articles of Incorporation to (i) classify the Board of Directors and (ii) increase the number of authorized shares of common stock, each as more fully described in the proxy statement that was previously mailed to you.  Your Board of Directors believes these proposals to be in the best interests of United Bancshares, Inc. and its shareholders and unanimously recommends you vote FOR the proposals.

WE NEED YOUR SUPPORT!  Approval of these proposals requires an affirmative vote from a two-thirds majority of the outstanding shares.  Accordingly, if you do not vote it is as if you are opposing these proposals.

Regardless of the number of shares you own, it is important they be represented at the meeting.  Your vote matters to us and we need your support.  Even if you plan to attend the meeting, please vote your shares now so that your vote can be counted without delay.

Since time remaining is short, we urge you to please vote using one of the following methods:

•

Sign the proxy and fax it Georgeson Shareholder at 212-440-9009, where Georgeson will expedite the vote by ensuring it is received by the tabulator.

•

Sign the proxy and mail it back in the enclosed postage–paid envelope so that it is received prior to the meeting date.

Thank you in advance for your support,

Sincerely,

/s/ Daniel W. Schutt

Daniel W. Schutt

President & Chief Executive Officer

April 7, 2006